UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 29, 2011

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 29, 2011, Hampton Roads Bankshares, Inc. (the “Company”), the holding company for Bank of Hampton Roads and Shore Bank, announced that it has entered into a definitive agreement with Southern National Bancorp of Virginia (“Sonabank”), of McLean, Virginia, to sell to Sonabank all deposits (totaling approximately $45 million) and selected other assets associated with the Company’s Gateway Bank Harbour Point branch in Richmond, Virginia.

The transaction is being entered into in furtherance of the Company’s plans to focus on its community banking business in its core markets and to further reduce its expense base, which were announced in the Company’s Form 8-K, filed June 14, 2011.  The Company expects that this transaction will be completed in the fourth quarter of 2011, subject to regulatory approval and other customary closing conditions.

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Ex. 99.1	Press Release, dated June 29, 2011, announcing sale of Gateway Bank Harbour Point branch in Richmond, Virginia.

Caution about Forward-Looking Statements

Certain statements made herein and in the attached press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as statements about whether the sale of certain deposits and assets of the bank occur as planned or the timing of such transactions.  Although the Company believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended, Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, those factors addressed in the Company’s most recent prospectus supplement filed with the Securities and Exchange Commission (“SEC”) on June 15, 2011 and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: June 29, 2011	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
Executive Vice President, General Counsel and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated June 29, 2011, announcing sale of Gateway Bank Harbour Point branch in Richmond, Virginia.